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                                                                    Exhibit 23.2

                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 13, 1998, in Amendment No. 2 to the Registration Statement (Form SB-2 No. 33-71783) and related Prospectus of Internet Financial Services Inc. for the registration of 2,000,000 shares of its common stock.


                                                 /s/ Ernst & Young LLP


New York, New York
April 15, 1999